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                                                                     EXHIBIT 4.1

           TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                       CERTIFICATE WHEN READY FOR DELIVERY

                                                                    COMMON STOCK

NUMBER               USEC Inc.                                            SHARES
T


THIS CERTIFICATE IS TRANSFERABLE IN                            CUSIP 90333E 10 8
BOSTON, MA AND NEW YORK, NY

INCORPORATED UNDER THE LAWS                                      SEE REVERSE FOR
OF THE STATE OF DELAWARE                                     CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR
                            VALUE $.10 PER SHARE, OF

USEC INC., transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed.
            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
CERTAIN OWNERSHIP RESTRICTIONS AS SET FORTH IN THE CORPORATION'S
CERTIFICATE OF INCORPORATION.
            This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its seal to be hereunto affixed.

Dated:

                                                   COUNTERSIGNED AND REGISTERED:
                                                                BankBoston, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
PRESIDENT & CEO                                    BY

SECRETARY             [USEC Inc. Corporate Seal]            AUTHORIZED SIGNATURE

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                                    USEC Inc.

            The Corporation will furnish without charge to each stockholder who so requests the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue; the difference in the relative rights and preferences between the shares of each series to the extent they have been set; and the authority of the board of directors of the Corporation to set the relative rights and preferences of subsequent series.

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -as tenants in common                     UNIF TRF MIN ACT-       Custodian
                                                                      -------         --------
TEN ENT    -as tenants by the entireties                              (Cust)          (Minor)
JT TEN     -as joint tenants, with right of                      under Uniform Transfer to Minors
            survivorship and not as tenants                     Act
            in common                                               -------------------------------
                                                                             (State)


    Additional abbreviations may also be used though not in the above list.


For value received,_________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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        PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                                CODE OF ASSIGNEE

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  -------------------------------------------
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ---------------------


                                           ------------------------------------
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

                      SIGNATURE(S) GUARANTEED:
                                              ---------------------------------
                                              THE SIGNATURE(S) SHOULD BE
                                              GUARANTEED BY AN ELIGIBLE
                                              GUARANTOR INSTITUTION (BANKS,
                                              STOCKBROKERS, SAVINGS AND LOAN
                                              ASSOCIATIONS AND CREDIT UNIONS
                                              WITH MEMBERSHIP IN AN APPROVED
                                              SIGNATURE MEDALLIAN PROGRAM),
                                              PURSUANT TO S.E.C. RULE 17Ad-15.

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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
THE ISSUANCE OF A REPLACEMENT CERTIFICATE.